UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	814-01461	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On September 26, 2024, in connection with the Senior Secured Revolving Credit Agreement, dated as of February 28, 2023 (as amended by that certain First Amendment thereto, dated as of July 31, 2023, and that certain Second Amendment thereto, dated as of May 30, 2024, and as otherwise amended or modified, the “Truist Revolving Credit Facility”), by and among Goldman Sachs Middle Market Lending Corp. II (the “Company”), as borrower, the lenders and issuing banks from time to time party thereto (the “Lenders”), and Truist Bank, as administrative agent, the Company exercised its right pursuant to the Truist Revolving Credit Facility to request a Commitment Increase and certain Lenders agreed to participate in an increase of the Revolving Commitments from $480 million to $530 million. As a result, the total Revolving Commitments and Term Loans (together, the “Commitments”) under the Truist Revolving Credit Facility are $555 million. Pursuant to the accordion feature in the Truist Revolving Credit Facility, the aggregate amount of all Commitments thereunder may be further increased up to $750 million. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Truist Revolving Credit Facility.

The foregoing description is only a summary of the material provisions of the commitment increase request (the “Commitment Increase Request”) and is qualified in its entirety by reference to a copy of the Commitment Increase Request, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Commitment Increase Request, dated as of September 26, 2024, by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II (Registrant)

Date: September 30, 2024	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President